UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 18, 2005

(Date of earliest event reported)

LOUD TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Washington	0-26524	91-1432133
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16220 Wood-Red Road, N.E.

Woodinville, Washington 98072

(Address of principal executive offices, including zip code)

(425) 892-6500

(Registrant’s telephone number, including area code)

(Former name or former address, if

changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 18, 2005, LOUD Technologies Inc. (the “Company”) announced that the 1-for-5 reverse split of the Company’s outstanding common stock previously announced on November 3, 2005 became effective after the close of the market on November 17, 2005.  LOUD Technologies will trade under the new ticker symbol LTLG effective at the open of the market on Friday, November 18, 2005.

A copy of the Company’s press release announcing the effectiveness of the 1-for-5 reverse split is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)                                Exhibits

99.1                        Press Release issued by LOUD Technologies Inc. dated November 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2005
LOUD Technologies Inc.

	By:	/s/ Timothy P. O’Neil
Timothy P. O’Neil
Chief Financial Officer, Vice President, Secretary and Treasurer

EXHIBIT INDEX

99.1                        Press Release issued by LOUD Technologies Inc. dated November 18, 2005.